                                                                  Exhibit 99.1


                            LETTER OF TRANSMITTAL
                                     for
                     Offer to Exchange up to $43,500,000
                    11 3/8% Senior Discount Notes due 2009
               for up to $43,500,000 of any and all Outstanding
                    11 3/8% Senior Discount Notes due 2009

              -------------------------------------------------

                     UNIVERSAL COMPRESSION HOLDINGS, INC.

       The Exchange Offer Will Expire at 5:00 P.M., New York City Time,
                    On                , Unless Extended By
         Universal Compression Holdings, Inc. (the "Expiration Date")

              -------------------------------------------------

                              The Exchange Agent
                          for the Exchange Offer is:

                 THE UNITED STATES TRUST COMPANY OF NEW YORK

      By Registered or Certified Mail, by Overnight Courier or by Hand:

                   United States Trust Company of New York
                              114 W. 47th Street
                           New York, New York 10036

                          Attention: Gerard F. Ganey

                                      or

                                By Facsimile:

                   United States Trust Company of New York
                          Attention: Gerard F. Ganey
                       Facsimile Number: (212) 852-1626

              -------------------------------------------------

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

                  This Letter of Transmittal is to be used either if

certificates of Notes are to be forwarded herewith to the Exchange Agent or if delivery of Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering Book-Entry Interests." Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

                  The undersigned must check the appropriate boxes at page 8 below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

                  The undersigned acknowledges receipt of the Prospectus dated ___________, 1998 (the "Prospectus") of Universal Compression Holdings, Inc. ("Holdings"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe Holdings' offer (the "Exchange Offer") to exchange up to $43,500,000 aggregate principal amount at maturity of 11 3/8% Senior Discount Notes due 2009 (the "Exchange Notes"), for up to $43,500,000 of any and all outstanding 11 3/8% Senior Discount Notes due 2009 (the "Original Notes"). The terms of the Exchange Notes are substantially identical in all respects (including principal amount at maturity, interest rate and maturity) to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are issued without any right to registration under the Securities Act of 1933, as amended (the "Securities Act"). Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Prospectus.

                  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Holdings the principal amount at maturity of the Original Notes indicated in Box 1 below. The undersigned is the registered owner of all the Original Notes being tendered by it, and the undersigned represents that it has received from each beneficial owner of tendered Notes ("Beneficial Owner(s)") a duly completed and executed form of "Instructions to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

                  Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered herewith, the undersigned hereby irrevocably exchanges, assigns and transfers to, or upon the order of, Holdings all right, title and interest in and to such Original Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of Holdings in connection with the Exchange Offer) to cause the Original Notes to be assigned, transferred and exchanged.

The undersigned agrees that acceptance of any and all validly tendered Original Notes by Holdings and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by Holdings of its obligations under the Registration Rights Agreement and that Holdings shall have no further obligations or liabilities thereunder.

                  The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer and has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when such tendered Original Notes are accepted for exchange, Holdings will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Holdings to be necessary or desirable to complete and give effect to the transactions contemplated hereby.

                  The undersigned represents that it and each Beneficial Owner acknowledge that the Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), not issued to Holdings or in connection with the Exchange Offer, to the effect that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is (i) an "affiliate" of Holdings within the meaning of Rule 405 under the Securities Act, (ii) a broker-dealer who acquired Original Notes directly from Holdings or (iii) a broker-dealer who acquired Original Notes as a result of market-making or other trading activities) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of such Exchange Notes and as to broker-dealer prospectus delivery requirements, subject to the provisions of the paragraph below. See "Shearman & Sterling," SEC No-Action Letter (available July 2, 1993). Any holder who tenders in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes cannot rely on such interpretation by the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. See "Morgan Stanley & Co., Inc." SEC No-Action Letter (available June 5, 1991), and "Exxon Capital Holdings Corporation," SEC No-Action Letter (available May 13, 1988).

                  The undersigned hereby represents and warrants that (i) the Exchange Notes or interests therein received by the undersigned and any Beneficial Owner(s) pursuant to the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s) receiving such Exchange Notes,

(ii) neither the undersigned nor any Beneficial Owner(s) is participating, intends to participate or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) the undersigned and any Beneficial Owner(s) acknowledge and agree that any person who is a broker-dealer under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes and any interest therein acquired by such person and cannot rely on the position of the staff of the SEC set forth in the no-action letters that are referred to above, (iv) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in the preceding clause (iii) and any resale of the Exchange Notes and any interest therein obtained by the undersigned and in exchange for the Original Notes acquired by the undersigned directly from either Holdings or the Initial Purchaser should be covered by an effective registration statement containing the selling security holder information required by Item 507 and 508, as applicable of Regulation S-K of the SEC, and (v) neither the undersigned nor any Beneficial Owner(s) is an "affiliate," as defined in Rule 405 under the Securities Act, of Holdings, or if either the undersigned or any Beneficial Owner(s) is an affiliate, that the undersigned and any such Beneficial Owner(s) will comply with the prospectus delivery requirements of the Securities Act in connection with the disposition of any Exchange Notes to the extent applicable. If the undersigned or any Beneficial Owner(s) is a broker-dealer, the undersigned further represents that (x) it and any such Beneficial Owner(s) acquired Original Notes for the undersigned's and any such Beneficial Owner's own account as a result of market-making activities or other trading activities, (y) neither the undersigned nor any Beneficial Owner(s) has entered into any arrangement or understanding with Holdings or any "affiliate" of Holdings (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) the undersigned and any Beneficial Owner(s) acknowledge that the undersigned and such Beneficial Owner(s) will deliver a copy of a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with the resales of Exchange Notes received in exchange for Original Notes where Original Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. Holdings intends to make the Prospectus (as it may be amended or supplemented) available to any broker-dealer for use in connection with any such resale for a period of 180 days after the consummation of the Exchange Offer.

                  The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of the Original Notes in any jurisdiction in which the making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction or would otherwise not be in compliance with any provision of any applicable security law. For purposes of compliance with state blue sky laws, the undersigned represents and warrants to Holdings that the state in which each Beneficial Owner's principal business office is located or the state of each Beneficial Owner's principal residence is one of the states which is listed on Schedule A attached hereto. The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

                  The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption " The Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Holdings), as more particularly set forth in the Prospectus, Holdings may not be required to exchange any of the Original Notes tendered hereby, and in such event, the Original Notes not exchanged will be returned to the undersigned at the address indicated below. The undersigned acknowledges that, prior to the Exchange Offer, there has been no public market for the Original Notes or the Exchange Notes. Holdings does not intend to list the Exchange Notes on a national securities exchange or to seek approval for quotation through any automated quotation system. There can be no assurance that an active market for the Exchange Notes will develop or as to the liquidity of or the trading market for the Exchange Notes. The undersigned understands and acknowledges that Holdings reserves the right in its sole discretion to purchase or make offers for any Original Notes that remain outstanding subsequent to the Expiration Date and, to the extent permitted by applicable law, purchase Original Notes in the open market, in privately negotiated transactions or otherwise.

                  The undersigned understands that tenders of the Original Notes pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and Holdings in accordance with the terms and subject to the conditions of the Exchange Offer.

                  All questions as to the validity, form, eligibility (including time of receipt), and withdrawal of the tendered Original Notes will be determined by Holdings in its sole discretion, which determination will be final and binding. Holdings reserves the absolute right to reject any and all Original Notes not properly tendered or if, in the sole judgment of Holdings, the Exchange Offer would violate any law, statute, rule or regulation or an interpretation thereof of the SEC staff. Holdings also reserves the right to waive any irregularities or conditions of tender as to particular Original Notes. Holdings' interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects are final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as Holdings shall determine. Neither Holdings, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holder of the Original

Notes, as soon as practicable following the Expiration Date.

                  All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned and any such Beneficial Owner(s). The undersigned also agrees that, except as provided in the Prospectus and set forth in Instruction 3 below, the Original Notes tendered hereby cannot be withdrawn.

                  Certificates, if any, for all Exchange Notes delivered in exchange for tendered Original Notes and any Original Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned, unless otherwise indicated on page 8.

                  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF NOTES TENDERED HEREWITH" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AND MADE THE REPRESENTATIONS DESCRIBED HEREIN AND IN THE PROSPECTUS.

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
=============================================================================
                          Signature(s) of Holder(s)

Date: _______________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of Original Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.)
See Instruction 4.

Name(s): _____________________________________________________________________

         ---------------------------------------------------------------------
                                (Please Print)

Capacity (full title):

Address: ______________________________________________________________________
                             (Including Zip Code)

Area Code and Telephone No.: __________________________________________________


Taxpayer Identification No.: __________________________________________________

                          GUARANTEE OF SIGNATURE(S)
                      (If Required - See Instruction 4)

Authorized Signature: _________________________________________________________

Name: _________________________________________________________________________

Title: ________________________________________________________________________

Address: ______________________________________________________________________

         ----------------------------------------------------------------------

Name of Firm: _________________________________________________________________

Area Code and Telephone No: ___________________________________________________

Date: ________________________

/ /      CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution: ____________   / / The Depository Trust
         Company

         Account Number: ______________________________________________________

         Transaction Code Number: _____________________________________________

/ / CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s): _________________________________________________

Name of Eligible Institution that Guaranteed Delivery:

If Delivered by Book-Entry Transfer:

         Account Number: ______________________________________________________

/ / CHECK HERE ONLY IF EXCHANGE NOTES OR UNEXCHANGED NOTES DELIVERED HEREWITH ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

         Mail Exchange Notes to:


         Name: ________________________________________________________________
                                (Please Print)

         Address: _____________________________________________________________

                  -------------------------------------------------------------

         Tax Identification Number: ___________________________________________

         Social Security No.: _________________________________________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name: ________________________________________________________________

         Address: _____________________________________________________________

                  -------------------------------------------------------------

       PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                   CAREFULLY BEFORE CHECKING ANY BOX BELOW

                  YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

                  A holder that is a participant in The Depository Trust Company's system may utilize The Depository Trust Company's Automated Tender Offer Program to tender Original Notes.

                  List in Box 1 the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, information should be listed on a separate signed schedule affixed hereto.
-------------------------------------------------------------------------------
                                     BOX 1
                    DESCRIPTION OF NOTES TENDERED HEREWITH

Name(s) and Address(es)                Aggregate Principal  Principal Amount at
of Registered Holder(s)  Certificate   Amount at Maturity        Maturity
   (Please fill in)       Number(s)*   Represented by Notes     Tendered**

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                          Total
-------------------------------------------------------------------------------

*        Need not be completed by book-entry holders
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount at maturity represented by such Original Notes. See Instruction 3.
-------------------------------------------------------------------------------

                                    BOX 2
                             BENEFICIAL OWNER(S)

 State of Principal Residence
or Principal Place of Business         Principal Amount at Maturity of Tendered
 or Each Beneficial Owner of                             Notes held
       Tendered Notes                      for Account of Beneficial Owner

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                 INSTRUCTIONS

                   Forming Part of the Terms and Conditions
                            of the Exchange Offer

1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

                  Certificates for all physically delivered Original Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Original Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Prospectus).

                  The method of delivery of this Letter of Transmittal, the Original Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. The method of delivery of this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal should be sent to Holdings.

                  Holders who wish to tender their Original Notes but whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their Original Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Such holders' tender may be effected if:

                  (i) such tender is made by or through an Eligible Institution (as defined below);

                  (ii) on or prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution (a) either a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) or a properly transmitted Agent's Message and (b) a Notice of Guaranteed Delivery, substantially in the form included herewith (by facsimile transmission, mail or hand delivery), setting forth the name and address of such holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery, a Book-Entry Confirmation or the certificates relating to the Original Notes in registered form and all other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

                  (iii) a Book-Entry Confirmation or the certificates relating to the Definitive Registered Notes, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

                  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.

2.       Beneficial Owner Instructions to Registered Holders.

         Only a holder in whose name tendered Original Notes are registered on the books of the Exchange Agent (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Original Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the "Instructions to Registered Holder from Beneficial Owner" form accompanying this Letter of

Transmittal.

3.       Partial Tender; Withdrawals.

                  If less than the entire principal amount at maturity of Original Notes is tendered, the tendering holder must fill in the principal amount at maturity tendered in the box entitled "Principal Amount at Maturity Tendered." A newly issued certificate (or a credit of Book-Entry Interests) for the principal amount at maturity of Original Notes submitted but not tendered will be sent to such holder (or credited to its account) as soon as practicable after the Expiration Date. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

                  Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. For a withdrawal to be effective, (i) a written notice of withdrawal (sent by facsimile, registered or certified mail, or overnight courier or by-hand) must be timely received by the Exchange Agent or (ii) the appropriate procedures of The Depository Trust Company's Automated Tender Offer Program must be complied with. Any such notice of withdrawal (a) must (i) specify the person named in the Letter of Transmittal as having tendered Original Notes to be withdrawn (including the principal amount at maturity of such Original Notes), and (ii) specify the name and number of the account at DTC to be credited with the withdrawn Original Notes and otherwise comply with the procedures of DTC. Any such notice of withdrawal with respect to Definitive Registered Notes must (x) specify the name of the person having tendered the Definitive Registered Notes to be withdrawn and (y) identify the Definitive Registered Notes to be withdrawn (including the certificate number and principal amount of Original Notes). Any such withdrawal must be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees). The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices shall be determined by Holdings in its sole discretion and whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described above at any time on or prior to the Expiration Date.

                  4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

                  If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever.

                  If any of the Original Notes tendered hereby are owned of

record by two or more joint owners, all such owners must sign this Letter of Transmittal.

                  If any of the Original Notes tendered hereby are registered in several names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original Notes.

                  When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) of Original Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

                  If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Original Notes listed, such Original Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to Holdings and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Original Notes.

                  If this Letter of Transmittal or any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Holdings, proper evidence satisfactory to Holdings of their authority so to act must be submitted.

                  Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 4 must be guaranteed by an Eligible Institution.

                  Signatures on this Letter of Transmittal or notice of withdrawal need not be guaranteed by an Eligible Institution, provided the Original Notes are tendered: (i) by a registered holder of such Original Notes; or (ii) for the account of an Eligible Institution.

                  For purposes of this Letter of Transmittal, an "Eligible Institution" shall mean any firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

5.       Transfer Taxes.

                  Holdings shall pay all transfer taxes, if any, applicable to the transfers and exchange of Original Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Original Notes to Holdings or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

                  Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Original Notes listed in this Letter of Transmittal.

6.       Mutilated, Lost, Stolen or Destroyed Notes.

                  Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

7. Acceptance of Tendered Original Notes and Issuance of Exchange Notes; Return of Original Notes.

                  Upon satisfaction or waiver of all of the conditions of the Exchange Offer, Holdings will accept, promptly after the Expiration Date, all Original Notes properly tendered and will issue Exchange Notes promptly after acceptance of the Original Notes. For purposes of the Exchange Offer, Holdings shall be deemed to have accepted tendered Original Notes when, as and if Holdings has given oral or written notice thereof (oral notice being promptly confirmed in writing) to the Exchange Agent. If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Original Notes will be returned, without expense, to the undersigned at the address indicated above. Book-entry interests in Original Notes will be credited to an account maintained with The Depository Trust Company as promptly as practicable.

                                  Schedule A

                      INSTRUCTIONS TO REGISTERED HOLDER
                            FROM BENEFICIAL OWNER
                                      OF
                     UNIVERSAL COMPRESSION HOLDINGS, INC.
                        11 3/8% Senior Notes due 2009

                  The undersigned hereby acknowledges receipt of the Prospectus dated , 1998 (the "Prospectus") of Universal Compression Holdings, Inc. (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute Holdings' offer (the "Exchange Offer") to exchange up to $43,500,000 aggregate principal amount at maturity of its 11 3/8% Senior Discount Notes due 2009 (the "Exchange Notes") up to $43,500,000 of any and all outstanding 11 3/8% Senior Discount Notes due 2009 (the "Notes"). Capitalized terms used herein but not defined herein have the meaning ascribed to them in the Prospectus.

                  This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the Original Notes held by you for the account of the undersigned.

                  The aggregate face amount of the Original Notes held by you for the account of the undersigned is (fill in amount):

                  $__________________________ of the 11 3/8% Senior Discount
 Notes due 2009.

                  With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

                  / / To TENDER the following Notes held by you for the account of the undersigned (insert principal amount at maturity of Original Notes to be tendered, *if any):

                                    $__________________________ of the 11 3/8%
                                    Senior Discount Notes due 2009.

                                    * The minimum permitted tender is $1,000 in principal amount at maturity of Original Notes. All other tenders must be in integral multiples of $1,000 of principal amount at maturity.

                  / / NOT to TENDER any Original Notes held by you for the account of the undersigned.

                  If the undersigned instructs you to tender the Original
Notes held by you for the account of the undersigned, it is understood that you are authorized (a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner (as defined in the Letter of Transmittal), including, but not limited to, representations to the effect that (i) the undersigned's principal residence or principal business office is
in the state of (fill in state)                   which is listed on Schedule A
attached to the Letter of Transmittal, (ii) the undersigned is acquiring the Exchange Notes or interests therein in the ordinary course of business of the undersigned, (iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iv) the undersigned acknowledges and agrees that any person who is a broker-dealer registered under the

Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes or any interest therein acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission ("SEC") set forth in the no-action letters that are referred to in the section of the Prospectus entitled "The Exchange Offer -- Resales of the Exchange Notes" and the Letter of Transmittal; (v) the undersigned understands that a secondary resale transaction described in clause (iv) above and any resale of the Exchange Notes and any interest therein obtained by the undersigned in exchange for the Original Notes acquired by the undersigned directly from Holdings should be covered by an effective registration statement containing the selling security holder information required by Items 507 and 508, as applicable, of Regulation S-K of the SEC, and (vi) except as otherwise disclosed in writing herewith, the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of Holdings, (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as may be necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Original Notes. If the undersigned is a broker-dealer, the undersigned further (x) represents that it acquired Original Notes for the undersigned's own account as a result of market-making activities or other trading activities, (y) represents that it has not entered into any arrangement or understanding with Holdings or any "affiliate" of Holdings (within the meaning of Rule 405 under the Securities
Act) to distribute the Exchange Notes to be received in the Exchange Offer and
(z) acknowledges that it will deliver a copy of a Prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes.

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

                                  SIGN HERE

Name of Beneficial Owner(s): __________________________________________________

         Signature(s): ________________________________________________________

         Name(s) (please print): ______________________________________________

Address: ______________________________________________________________________

         ______________________________________________________________________

Telephone Number: _____________________________________________________________

Taxpayer Identification or Social Security Number: ________________________

Date: _________________________________________________________________________


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